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                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the

                      Securities Exchange Act of 1934



                    Date of Report:  September 11, 1995



                             SUN COMPANY, INC.
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          (Exact name of registrant as specified in its charter)

       Pennsylvania            1-6841                  23-1743282
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       (State or other         (Commission             (IRS employer
        jurisdiction of         file number)            identification
        incorporation)                                  number)

       Ten Penn Center, 1801 Market Street, Philadelphia, PA  19103-1699
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       (Address of principal executive offices)               (Zip Code)

       (215) 977-3000
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       (Registrant's telephone number, including area code)

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Item 4.   Changes in Registrant's Certifying Accountant.
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     (a)  On September 7, 1995, Sun Company, Inc. (the "Company") chose not to extend the engagement of Coopers & Lybrand L.L.P. ("Coopers & Lybrand") as the Company's independent accountants to audit its 1996 financial statements. To effect an orderly transition, Coopers & Lybrand will audit the Company's financial statements for the period ending December 31, 1995. The Company has engaged Ernst & Young LLP ("Ernst & Young") as its new independent accountants for periods after December 31, 1995. The change is the result of a competitive bidding process initiated by the Company.

     (b) The decision to change independent accountants was recommended by the Company's management, approved by the Company's Audit Committee and reviewed by its Board of Directors. Shareholders will have the opportunity to approve the change at the 1996 Annual Meeting of Shareholders.

     (c) The report of Coopers & Lybrand on the Company's financial statements for the fiscal years ended December 31, 1993 and 1994 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

     (d) During the fiscal years ended December 31, 1993 and 1994 and the subsequent interim periods preceding the decision to change independent accountants, there were no disagreements with Coopers & Lybrand on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Coopers & Lybrand, would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its report.

     (e) During the fiscal years ended December 31, 1993 and 1994 and the subsequent interim periods preceding the decision to change independent accountants, Coopers & Lybrand did not advise the Company:

          (1) that the internal controls necessary for the Company to develop reliable financial statements did not exist;

          (2) that information had come to its attention that had led it to no longer be able to rely on management's representations, or that had made it unwilling to be associated with the financial statements prepared by management;

          (3) of the need to expand significantly the scope of its audit, or that information had come to its attention during such period that, if further investigated, might (i) materially have impacted the fairness or reliability of either: a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report or (ii) have caused it to be unwilling to rely on management's representations or be associated with the Company's financial statements; or

          (4) that information had come to its attention that it had concluded materially impacts the fairness or reliability of either:
     (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued

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     covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report.

     (f) During the fiscal years ended December 31, 1993 and 1994 and the subsequent interim periods preceding the decision to change independent accountants, neither the Company nor anyone on its behalf consulted Ernst & Young regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company by Ernst & Young.

     (g) The Company has requested that Coopers & Lybrand furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter dated September 11, 1995 is filed as Exhibit 16 to this Form 8-K.



Item 7.   Financial Statements and Exhibits.
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     (c)  Exhibits.
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          (i)  Letter from Coopers & Lybrand L.L.P. pursuant to Item
               304(a)(3) of Regulation S-K.
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SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



     SUN COMPANY, INC.



BY   s/ THOMAS W. HOFMANN
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     Thomas W. Hofmann
     Comptroller
     (Principal Accounting Officer)

DATE September 11, 1995